Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

5. SUBSEQUENT EVENTS

In July 2014, the Company borrowed $500,000 under two short term note agreements of $250,000 each. Under the terms of each agreement, the principal balance of $250,000 and interest of $16,500 is due to be repaid within 4 months of the date of the note.

During the months of July and August of 2014, the Company sold 483,000 units for $603,750.  Each unit consists of one common share and one warrant.  Each warrant is exercisable for a period of five years from the date of issuance at a price of $2.50.

Also during July and August 2014, the Company repaid $65,000 in related party debt.

11.        SUBSEQUENT EVENTS

During 2014, we sold 112 units at $1.25 unit for $140,000. Each unit consisted of one common share and one warrant. Each warrant is exercisable for a period of five years from the date of issuance, at $2.50 per share.